Relmada
THERAPEUTICS

Targeting Major Advances in

Treatment of CNS Disorders



January 2021 | Nasdaq: RLMD

Disclosures

Certain statements contained in this presentation or in other documents of Relmada Therapeutics, Inc. (the "Company"), along with certain statements that may be made by management of the Company orally in presenting this material, may contain "forward-looking statements." These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," "projected" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, the proposed offering, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA's or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company's formulations and products and regulatory filings related to the same may differ from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.

Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its Securities and Exchange Commission ("SEC") filings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company's filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10-K, 10-Q and 8-K reports.

Investment Highlights

Major Depressive Disorder (MDD): Large potential in underserved markets

- Depression remains the leading cause of ill health and disability worldwide[1]
- 50%–66% of patients with depression do not fully recover on an antidepressant medication[2]
- Standard anti-depressants can take 4-6 weeks to work, and have significant side-effects
- The only FDA-approved adjunctive treatment options are atypical antipsychotics

Highly-compelling de-risked lead product opportunity

- Novel MOA with successful Phase 2 trial in adjunctive MDD that showed statistically significant, rapid and sustained anti-depressant effects with favorable safety and tolerability profile
- Successful EoP2 meeting with the FDA with clear pathway to NDA
- Fast track designation from FDA
- Strong IP position around REL-1017 with protection to the mid/late-2030s

Key catalysts expected over next 3-18 months

- 1H21 – Start of second pivotal Phase III adjunctive MDD trial
- 1H21 – Start of Phase 2 monotherapy MDD trial
- 2Q21 – Results of human abuse potential studies
- 4Q21 – Results of Phase 2 monotherapy MDD trial
- 1H22 – Results of Phase III adjunctive MDD trials

1. https://www.who.int/news-room/fact-sheets/detail/depression
2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3363299/

* MDD = Major Depressive Disorder
** Our fiscal year end is December 31. The periods referred to in this slide are calendar years and quarters.



REL-1017

as a Potential Treatment for Depression

Relmada
THERAPEUTICS

REL-1017: A Novel, Selective NMDAR Blocker being developed for MDD

Potentially significantly differentiated profile

- Potential to be the first rapid-acting, oral, once-daily antidepressant treatment
- Completed Phase 1 trials and Phase 2 for Adjunctive Treatment of MDD
- In a Phase 2 trial, both doses of REL-1017 demonstrated statistically significant improvement vs. placebo on all efficacy measures, and:
    - Rapid onset and sustained antidepressant effects
    - Only mild and moderate AEs - no serious AEs
    - No evidence of treatment-induced dissociative and psychotomimetic AEs
    - No evidence of difference in opiate withdrawal symptoms in treatment groups vs placebo

Major Depressive Disorder (MDD) Market: Large, Debilitating, Underserved



~8M U.S.
50% of MDD patients receive medication treatment[1]
~17M U.S.
Individuals in 2017 with at least 1 MDE episode[1]
~65M U.S.
Individuals with at least 1 lifetime episode[2]

1. SAMHSA https://www.nimh.nih.gov/health/statistics/major-depression.shtml#:~:text=The%20prevalence%20of%20major%20depressive%20episode%20was%20highest,episode%20was%20highest%20among%20individuals%20aged%2018-25%20%2813.1%25%29
2. Hasin DS, et al. Epidemiology of Adult *DSM-5* Major Depressive Disorder and Its Specifiers in the United States. *JAMA Psychiatry*. Published online February 14, 2018.

Significant Limitations Characterize Current Standard of Care in MDD

Efficacy	• ~65% MDD patients do not respond to first antidepressant treatment • ~30% MDD patients do not respond to up to 4 different antidepressant treatments
Onset of Action	• Standard antidepressants take 4-6 weeks to reach efficacy
Safety and Tolerability	• Sleep disturbance, sexual dysfunction, GI distress and weight gain limit adoption • Atypical anti-psychotics, the only approved adjunctive treatments, have associated AEs including metabolic effects, cognitive impairment, stroke risk, and extrapyramidal symptoms

1. Source: Am J Psychiatry. 2006 Nov;163(11):1905-17,
2. https://www.samhsa.gov/data/sites/default/files/cbhsq-reports/NSDUHDetailedTabs2017/NSDUHDetailedTabs2017.htm#tab8-10A

REL-1017: A Novel NMDAR Channel Blocker with Preferential Activity

- Traditional MDD therapeutics have been based on MAO hypothesis
- Increasingly, NMDA receptor recognized for significance in pathophysiology of depression
  - NMDA blockade presents potential mechanism for safe and effective MDD treatment with rapid onset
- **REL-1017 is a novel, NMDAR channel blocker**
  - **Preferentially targets hyperactive channels of particular importance in MDD**
  - **Avoids effects on those channels that are associated with normal physiological functions**

Phase 1 SAD & MAD Studies Data Published 2019

Single Ascending Dose (SAD) Study Design

Parallel group, double-blind, placebo controlled

Objectives

Establish PK, PD and safety of single dose administration

Treatment Administration

- 6 Cohorts: 5, 20, 60, 100, 150, 200 mg
- N = 42

Study Conclusions

- Maximum Tolerated Dose (MTD) = 150 mg
- PK demonstrated linear proportionality of C_{max}, $AUC_{0\text{-}inf}$ vs. dose
- No opioid or NMDA AESI signal

Multiple Ascending Dose (MAD) Study Design

Parallel group, double-blind, placebo controlled

Objectives

Establish PK, PD and safety of once daily, 10 day administration

Treatment Administration

- 3 Cohorts: 25, 50, 75 mg
- N = 24

Study Conclusions

- Doses up to max does studied 75mg per day well tolerated
- Safe, well-tolerated; no adverse events of special interest (AESI)
- No opioid or NMDA AESI signal

Relmada THERAPEUTICS

PK: pharmacokinetics; PD: pharmacodynamics; MTD: maximum tolerated dose; Cmax: maximum plasma concentration; AUC: area under the curve 0 to infinite time; AUCt : area under the curve to the end of dosing period
Data published: Bernstein, G. et al., J. Clin. Psychopharmacology 2019 May/Jun;39(3):226-237.

Phase 2 Study in Adjunctive Treatment of MDD – Overview

Primary Objectives

Safety and tolerability of 25 mg and 50 mg of REL-1017 vs placebo as adjunctive treatment

Secondary Objectives

Evaluate efficacy of 25 mg and 50 mg of REL-1017 as adjunctive treatment in patients with MDD

To characterize pharmacokinetic (PK) profile of REL-1017 25 mg and 50 mg x 7 days

Safety Endpoints

- PE, Laboratory studies, ECG, AEs
- CADSS (dissociative symptoms)
- 4-item PSRS (psychotomimetic symptoms)
- COWS (opiate withdrawal symptoms)
- C-SSRS (suicidality)

Efficacy Endpoints

Change from BSL at Day 2, 4, 7 and 14 on:

- MADRS
- SDQ
- CGI-S

Difference in CGI-I score placebo vs treatment groups Day 2 to 14

PK parameters for both 25 and 50 mg Q-day

MDD: Major Depressive Disorder; PE: Physical exam; ECG: Electrocardiogram; AEs: Adverse Events; CADSS: Clinician Administered Dissociative States Scale; PSRS: Positive Symptom Rating Scale; COWS: Clinical Opiate Withdrawal Scale; C-SSRS: Columbia-Suicide Severity Rating Scale; MADRS: Montgomery Asberg Depression Rating Scale; SDQ: Symptoms of Depression Questionnaire; CGI-S and CGI-I: Clinical Global Impression- Severity and Improvement

REL-1017 Phase II Trial Design

N= 62

- 62-patient, three-arm, placebo-controlled trial
- 7 days daily treatment in clinic + 7 days observation as outpatient
- Follow up at Day 14 for efficacy and safety
- Follow up at Day 21 for safety only



Dosing
Days 1 to 7
Placebo
REL-1017 25mg
REL-1017 50mg
Screening
Days -30 to -2
Observation
Days 8 to 14
Follow Up
Days 15-21
SAFER interview done by CTNI-MGH
Inpatient
Days -1 to 9

MDD = Major Depressive Disorder; RDPC = randomized double-blind placebo controlled; MADRS = Montgomery-Asberg Depression Rating Scale; SDQ = Symptoms of Depression Questionnaire; CGIs = Clinical Global Impression scales

REL-1017 Phase 2 Study - Baseline Patient Characteristics

	Placebo	REL-1017 25 mg	REL-1017 50 mg	All Subjects
Randomized Subjects	22	19	21	62
Completed all visits (Day 21)	20	18	19	57
Received all doses	21	19	21	61
Age: mean years (SD)	49.7 (11.1)	49.4 (12.4)	48.6 (10.9)	49.2 (11.3)
Females	11 (50%)	8 (42.1%)	9 (42.9%)	28 (45.2%)
Subjects ITT	22	19	21	62
Subjects PPP	21	19	21	61
Screening HAMD - Mean (SD)	25.6 (3.5)	25.1 (3.5)	25.0 (3.8)	25.3 (3.6)
Baseline MADRS - Mean (SD)	33.8 (4.0)	32.9 (6.0)	35.2 (3.9)	34.0 (4.7)

Relmada THERAPEUTICS

ITT: Intent-To-Treat; PPP: Per-Protocol-Population; HAMD: Hamilton Depression Rating Scale; MADRS: Montgomery-Asberg Depression Rating Scale

REL-1017 Phase 2 Study Efficacy (MADRS)

Statistically Significant Difference



0
-5
-10
-15
-20
-25
Least-Square Mean Change
Placebo
REL-1017 25mg
REL-1017 50mg
P = 0.0096; d = 0.8
P = 0.0087; d = 0.9
P = 0.0308; d = 0.7
P = 0.0122; d = 0.8
P = 0.0103; d = 0.9
P = 0.0039; d = 1.0
Day 2
Day 4
Day 7
Day 14

Relmada THERAPEUTICS

MADRS: Montgomery-Asberg Depression Rating Scale; ITT: Intent-To-Treat; Error Bars: Standard Errors; P and d values as Treatment vs Placebo

REL-1017 Phase 2 Study Efficacy

Response Rates
(>50% Change vs. Baseline)



Percent Subjects per ITT Group
60%
50%
40%
30%
20%
10%
0%
24%
42%
57%
20%
50%
44%
PBO
REL 25 mg
REL 50 mg
PBO
REL 25 mg
REL 50 mg
Day 7
Day 14

Remission Rates
(MADRS <10 Points)



60%
50%
40%
30%
20%
10%
0%
14%
32%
19%
5%
31%
33%
PBO
REL 25 mg
REL 50 mg
PBO
REL 25 mg
REL 50 mg
Day 7
Day 14

Relmada THERAPEUTICS

REL-1017 Phase 2 Study
Indicated Favorable Safety & Tolerability, Consistent with Phase 1

- Only Mild and Moderate AEs - no SAEs
- No increased prevalence of specifically relevant organ group AEs in treatment groups vs placebo
- No evidence of treatment induced dissociative symptoms in the treatment groups vs placebo
- No evidence of treatment induced psychotomimetic symptoms in treatment groups vs placebo
- No evidence of opiate withdrawal symptoms in treatment groups vs placebo

End of Phase 2 Meeting Outcome

REL-1017 can advance into Phase 3 registration studies w/o additional clinical studies.
FDA and Relmada are aligned on all key aspects of Phase 3 program to be initiated in Q4 '20.

Indication:	Studies will assess REL-1017 as adjunctive treatment in MDD patients who have failed at least one prior treatment in current depression episode
Two Pivotal Studies:	Two sister two-arm, placebo-controlled clinical studies
Primary Endpoint:	Change from baseline on MADRS at Day 28 for REL-1017 vs. placebo and collection of sufficient safety data to support use as chronic treatment
Key Secondary Endpoints:	Change from baseline on 7-Day MADRS to evaluate time to onset of treatment effect; achieved by Day 4 in Phase II

End of Phase 2 Meeting Outcome

REL-1017 can advance into Phase 3 registration studies w/o additional clinical studies.
FDA and Relmada are aligned on all key aspects of Phase 3 program to be initiated in Q4 '20.

Dosing:	25 mg dose of REL-1017 to be evaluated. PD relationship in Phase 2 supports equivalence of 25 mg and 50 mg doses
Tablet formulation Equivalence Established:	No PK bridging studies required to support transition from powder-in-solution formulation of REL-1017 utilized in Phase 2 to tablet formulation to be used in Phase 3
Abuse Liability Testing:	Studies to determine scheduling not required prior to starting Phase 3 and will be conducted pre-NDA

REL-1017 Phase 3 Program for the Adjunctive Treatment of MDD

Initiated December 2020

RELIANCE I   RELIANCE II

- Two sister two-arm, placebo-controlled clinical studies in MDD pts with inadequate response to 1-3 ADT in current MDE
- Primary Endpoint: Change in MADRS10 at Day 28
- Key Secondary Endpoints:
  - Change in CGI-S score at Day 28
  - Change in MADRS10 score at Day 7

RELIANCE OLS

- Long-term, open-label study for both:
  - Patients continuing from RELIANCE I & II
  - Patients new to REL-1017

RELIANCE-I: Pivotal Phase 3 Trial

RELIANCE I

- Primary Endpoint: Change in MADRS10 at Day 28
- Key Secondary Endpoints:
  - Change in MADRS10 score at Day 7
  - Change in CGI-S score at Day 28



28 Days of Dosing (QD)
ADT + 25 mg REL-1017
Screening
confirm MDE with inadequate response to 1-3 ADT
1:1 randomization
ADT + Matching Placebo
Follow-Up Assessments & RELIANCE-OLS Entry
SAFER Interview
D 1 Start dosing
D 4
D 7
D 14
D 21
D 28 End of Treatment

Source: Maurizio Fava, Tom Laughren; Relmada Therapeutics
ADT = Antidepressant Therapy (SSRI, SNRI, NDRI)

REL-1017 = dextromethadone

REL-1017 (dextromethadone)

Background & Planned Assessments re: Abuse Potential

*"Analgesic activity of racemic methadone is entirely due to its l-isomer, 8 to 50 times more potent than d-isomer. The **d-isomer lacks significant respiratory depressant action and addiction liability**, but possesses antitussive activity. "*

\- **Methadone Statement, July 2019**

- REL-1017 is dextromethadone, the dextro-isomer of parent, racemic methadone
  - NCE with unique pharmacology
  - Per DEA, distinct from parent and levo-isomer responsible for opioid effects of methadone
  - Phase 2 assessments during inpatient period and days after treatment discontinuation showed AE, COW profile ~ placebo

- Abuse potential assessments for NDA submission
  - Preclinical program with 3 studies (drug discrimination, self administration, physical dependence)
  - Clinical program with 2 studies (vs. ketamine and vs. oxycodone), data expected H1 2021

REL-1017: Anticipated Development Timeline*



Indication
Q42020
H12021
H2 2021
H1 2022
Adjunctive Treatment of Major Depressive Disorder (MDD)
RELIANCE-I: 1st Pivotal Adjunctive MDD trial
RELIANCE-II: 2nd Pivotal Adjunctive MDD trial
RELIANCE-OLS: Long-Term, Open-Label Study in MDD
Major Depressive Disorder (MDD)
MDD Monotherapy Phase II

*subject to FDA feedback

Potential Competitive Advantages of REL-1017

Company	Compound	Mechanism of Action	Delivery	Dosing	Stage
Relmada	**REL-1017** **(dextromethadone)**	**Novel NMDAR channel blocker** ***with preferential activity for hyperactive, MDD-associated channels***	**Oral**	**Once Daily**	**Phase 3**
Janssen/J&J	Spravato (esketamine)	NMDA Antagonist	Nasal (in-clinic administration)	Biweekly	Approved
Axsome	AXS-05 (DM 45 mg + BUP 105 mg)	Multimodal (NMDA + others)	Oral	Twice Daily	Pre-NDA[1]
Sage	Sage-217 (zuranalone)	GABA receptor allosteric modulator	Oral	Intermittent	Phase 3[2]

Relmada THERAPEUTICS

[1] First P3 study met primary endpoint
[2] First P3 study did not meet primary endpoint



Corporate Information

Relmada
THERAPEUTICS

Financial Overview

Cash, Cash Equivalents & ST Investments (as of 09/30/20)	Warrants Outstanding (as of 09/30/20, weighted average exercise price, $7.81)	Operating Cash Burn 3Q20	Common Shares Outstanding (as of 11/9/20)
$123.1 million	~2.7 million	$12.5 million	~16.2 million

Management Team and Key Scientific Advisors

Management

Sergio Traversa	Chief Executive Officer
Paolo Manfredi, MD	Acting Chief Scientific Officer
Marco Pappagallo, MD	Acting Chief Medical Officer
Maged Shenouda	Chief Financial Officer
Marc de Somer, MD, MBA, ScD, MPH, MSc	SVP, Clinical Development and Safety
Chuck Ence	Chief Accounting and Compliance Officer
Molly Harper	Executive Vice President of Operations

Scientific Advisors

Advisors
Maurizio Fava, MD, Chair
Stephen M. Stahl, MD
Luca Pani, MD
Thomas Laughren, MD
Dan Iosifescu, MD, MSc
Sanjay Johan Mathew, MD
Charles Inturrisi, PhD

Key Catalysts Expected Over Next 3-18 Months

- 1H21 – Start of second pivotal Phase III adjunctive MDD trial
- 1H21 – Start of Phase 2 monotherapy MDD trial
- 2Q21 – Results of human abuse potential studies
- 4Q21 – Results of Phase 2 monotherapy MDD trial
- 1H22 – Results of Phase III adjunctive MDD trials

1. https://www.who.int/news-room/fact-sheets/detail/depression
2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3363299/

* MDD = Major Depressive Disorder
** Our fiscal year end is December 31. The periods referred to in this slide are calendar years and quarters.

Investment Highlights

Major Depressive Disorder (MDD): Large potential in underserved markets	• Depression remains the leading cause of ill health and disability worldwide[1] • 50%–66% of patients with depression do not fully recover on an antidepressant medication[2] • Standard anti-depressants can take 4-6 weeks to work, and have significant side-effects • The only FDA-approved adjunctive treatment options are atypical antipsychotics
Highly-compelling de-risked lead product opportunity	• Novel MOA with successful Phase 2 trial in adjunctive MDD that showed statistically significant, rapid and sustained anti-depressant effects with favorable safety and tolerability profile • Successful EoP2 meeting with the FDA with clear pathway to NDA • Fast track designation from FDA • Strong IP position around REL-1017 with protection to the mid/late-2030s
Key catalysts expected over next 3-18 months	• 1H21 – Start of second pivotal Phase III adjunctive MDD trial • 1H21 – Start of Phase 2 monotherapy MDD trial • 2Q21 – Results of human abuse potential studies • 4Q21 – Results of Phase 2 monotherapy MDD trial • 1H22 – Results of Phase III adjunctive MDD trials

Relmada THERAPEUTICS

1. https://www.who.int/news-room/fact-sheets/detail/depression
2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3363299/

* MDD = Major Depressive Disorder
** Our fiscal year end is December 31. The periods referred to in this slide are calendar years and quarters.

Relmada
THERAPEUTICS



BACK UP

Jan 2021 | Nasdaq: RLMD

Study REL-1017 Phase 2 Key Efficacy Findings

REL-1017 25 mg and 50 mg show rapid onset and sustained antidepressant effects with statistically significant differences compared to placebo on all efficacy measures

- Solid effects observed on MADRS with P values < 0.03 and large effect sizes (0.7- 1.0) from Day 4 to Day 14
- CGI-S and CGI-I solid findings consistent with MADRS results with P-values and effect sizes of similar magnitude
- SDQ scores with moderate effect size differences (d = 0.4 and 0.5) from Day 4 to Day 7 and with both statistically significant differences and large effect size for both 25 mg (P = 0.0066; d = 0.9) and 50 mg (P= 0.0014; d = 1.1) arms at Day 14
- Study demonstrates rapid onset and long-lasting antidepressant effects
- Findings support continuing clinical development and larger pivotal study